Scudder
Development
Fund


Semiannual Report
December 31, 1997

Pure No-Load(TM) Funds

A fund seeking long-term growth of capital by investing primarily in securities of small and medium-size growth companies.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER          (logo)

                            Scudder Development Fund

--------------------------------------------------------------------------------
Date of Inception: 2/11/71   Total Net Assets as of        Ticker Symbol:  SCDVX
                            12/31/97: $859.5 million
--------------------------------------------------------------------------------

o Small growth stocks staged a recovery in the summer and early fall, bolstered by declining interest rates and rapid earnings gains.

o Scudder Development Fund recorded a double-digit increase in net asset value in the third quarter of 1997 but gave back some of those gains in the fourth quarter, ending the six-month period through December 31 with a 9.04% total return.

o During the period, the Fund reduced exposure to companies affected by events in Southeast Asia, while concentrating purchases on companies whose operations do not depend upon foreign buyers.

o The Fund continues to eliminate holdings that exhibit fundamental weakness, while investing in companies with solid records of earnings growth and the potential for above-average gains in stock price.



                                Table of Contents

   3  Letter from the Fund's President     20  Financial Highlights
   4  Performance Update                   21  Notes to Financial Statements
   5  Portfolio Summary                    25  Shareholder Meeting Results
   6  Portfolio Management Discussion      28  Officers and Trustees
   8  Glossary of Investment Terms         29  Investment Products and Services
   9  Investment Portfolio                 30  Scudder Solutions
  17  Financial Statements

                          2 - Scudder Development Fund

                        Letter from the Fund's President


Dear Shareholders,

     Small growth stocks have enjoyed a dramatic recovery over the past several months, against a backdrop of declining interest rates and solid earnings growth. The Russell 2000 Growth Index rose nearly 40% from April to September before the financial crisis in Southeast Asia rattled equity markets around the world.

     The investment community continues to speculate on the potential impact of Asia's economic woes. As the situation worsened in October and November, investors generally retreated from companies that might suffer from slackened Asian demand, sending stock prices lower across a number of industries. As Fund Managers Roy McKay and Peter Chin outline in the following letter, the Fund's holdings are primarily domestic, with the bulk of their sales and earnings coming from the United States. This domestic orientation served as a buffer in the final months of 1997 when investor sentiment was at its worst, enabling the Fund to outperform by a comfortable margin its benchmark index for the six months.

     With a cautious eye on the events unfolding in Asia, your Fund's managers remain committed to investing in what they consider the best-available growth stocks -- companies with solid records of earnings growth and the potential for above-average gains in stock prices.

     As you may know, we have been conducting extensive research to find out your needs and preferences regarding materials we send to you. Recently, a survey was sent to a sampling of shareholders to gauge satisfaction with the funds' annual and semiannual reports. An impressive majority of respondents -- 88% -- were satisfied or very satisfied with the reports. Respondents clearly liked the question and answer format and the idea of including a glossary of investment terms. We have already begun to implement these changes to the reports, and you can expect that we will continue to make improvements based on your feedback going forward.

     If you have any questions regarding Scudder Development Fund or any other Scudder fund, please do not hesitate to call Investor Relations at 1-800-225-2470.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Development Fund

                          3 - Scudder Development Fund

PERFORMANCE UPDATE as of December 31, 1997
-----------------------------------------------------------------
FUND INDEX COMPARISONS
-----------------------------------------------------------------
                       Total Return
Period     Growth     --------------
Ended        of                Average
12/31/97  $10,000   Cumulative  Annual
---------------------------------------
SCUDDER DEVELOPMENT FUND
---------------------------------------
1 Year    $ 10,693       6.93%    6.93%
5 Year    $ 18,264      82.64%   12.80%
10 Year   $ 42,786     327.86%   15.65%
20 Year   $179,036   1,690.36%   15.52%

---------------------------------------
RUSSELL 2000 GROWTH INDEX
---------------------------------------
1 Year    $ 11,285      12.85%   12.85%
5 Year    $ 18,198      81.98%   12.71%
10 Year   $ 35,406     254.06%   13.47%
20 Year   $     --         --%      --%

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

SCUDDER DEVELOPMENT FUND
Year                Amount
---------------------------
'87                 $10,000
'88                 $11,105
'89                 $13,684
'90                 $13,886
'91                 $23,860
'92                 $23,426
'93                 $25,497
'94                 $24,135
'95                 $36,363
'96                 $40,013
'97                 $42,786

RUSSELL 2000 GROWTH INDEX
Year                Amount
---------------------------
'87                 $10,000
'88                 $12,036
'89                 $14,463
'90                 $11,943
'91                 $18,056
'92                 $19,456
'93                 $22,060
'94                 $21,523
'95                 $28,198
'96                 $31,327
'97                 $35,406

The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest capitalized U.S. companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX, and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31


                       1988      1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 20.32   $ 22.69  $ 21.73  $ 36.23  $ 33.62  $ 33.51  $ 29.54  $ 40.12  $ 39.79  $ 38.55
CAPITAL GAINS
DIVIDENDS.........   $   .42   $  2.28  $  1.23  $   .96  $  1.70  $  3.07  $  2.12  $  4.20  $  4.48  $  3.88
FUND TOTAL
RETURN (%)........     11.06     23.21     1.48    71.83    -1.82     8.84    -5.34    50.67    10.04     6.93
INDEX TOTAL
RETURN (%)........     20.37     20.17   -17.41    51.19     7.77    13.36    -2.43    31.04    11.26    12.85

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
*Index returns are not available for this period.

                          4 - Scudder Development Fund

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
(Excludes 1% Cash Equivalents)
---------------------------------------------------------------------------
Common Stocks                      99%
Convertible Securities              1%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund is essentially fully invested
in small and medium size company stocks
with strong long-term growth potential.

--------------------------------------------------------------------------
SECTOR DIVERSIFICATION
(Excludes 1% Cash Equivalents)
--------------------------------------------------------------------------
Technology                         19%
Service Industries                 18%
Health                             18%
Financial                          16%
Consumer Discretionary              9%
Energy                              8%
Manufacturing                       5%
Durables                            1%
Transportation                      1%
Other                               5%
--------------------------------------
                                   100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's healthcare holdings are
focused on companies that have
developed advanced medical devices,
rather than caregivers such as HMOs.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
(24% OF PORTFOLIO)
--------------------------------------------------------------------------
1.   CINTAS CORP.
     Uniform rentals
2.   G & K SERVICES INC.
     Uniform rentals
3.   KEANE, INC.
     Provider of computer software
     project management & design
     development services
4.   ACCUSTAFF, INC.
     National provider of temporary
     staffing personnel
5.   SYSTEMS & COMPUTER TECHNOLOGY CORP.
     Computer software for educational
     institutions
6.   FIRST SECURITY CORP.
     Commercial banking in western
     states
7.   IDX SYSTEMS CORP.
     Provider of healthcare information
     systems to physicians
8.   COMPUTER HORIZONS CORP.
     Diversified information technology
     services and solutions
9.   UNION PLANTERS CORP.
     Commercial banking in Tennessee
10.  FIRST AMERICAN CORP.
     Regional commercial banking

Top holdings include a number of
providers of business services,
from uniform rentals to information
management systems.

For more complete details about the Fund's investment portfolio, see page 9. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                          5 - Scudder Development Fund

                         Portfolio Management Discussion

We asked Roy C. McKay and Peter Chin, portfolio managers of Scudder Development Fund, to discuss the market environment and the Fund's current strategy.

Q: How did Scudder Development Fund perform relative to its benchmark, the Russell 2000 Growth Index, in the first half of its fiscal year?

A: The Fund's total return was 9.04%, versus an index return of 7.34% for the first six months. Small growth stocks gained momentum over the summer but were hit hard by the Asian financial crisis. As the crisis unfolded, the U.S. stock market initially focused on the negative impact of faltering demand for U.S. exports in Asian markets. The Fund fared relatively well during the downturn, declining 5.68% versus an 8.19% drop in the Russell index, in part because roughly 85% of the portfolio is invested in companies with purely U.S. sales and earnings.

Q: What sectors and stocks helped boost performance?

A: Internet companies came back to life during the period, with sharp gains posted by Lycos Inc. and CMG Information Services. Regional banks provided strong performance, thanks to a wave of merger activity in some of the country's fastest-growing areas. Computer service companies and specialty consumer stocks also performed well, with double-digit gains by Analysts International, Keane Inc., Authentic Specialty Foods, and Wet Seal Inc.

Q: What were some of the disappointments?

A: Sectors that underperformed included energy, semiconductor capital equipment, and certain biotech companies. In the most recent quarter, for example, Triton Energy fell 30%, Speedfam International 56%, and Guilford Pharmaceuticals declined 32%.

Q: How would you characterize the current investment environment?

A: The situation is tricky. The stock market appears to be discounting a global weakening of demand as the Asian crisis worsens and spreads to the Americas and Europe. This sentiment has naturally triggered a flight to liquidity and quality. In the United States, long-term interest rates appear headed below 5.50% as investors trade in equities and high-risk debt for Treasuries.

Usually, falling long-term rates produce higher valuations for growth stocks. Also, a strong U.S. dollar tends to favor small-cap stocks because of their domestic focus. As we expected, earnings of the companies in the portfolio grew dramatically during the most recently reported quarter, up 47% on average. Normally, a drop in rates combined with earnings growth of this magnitude would produce superior absolute and relative performance. But the current environment is not normal, and a flight to quality often favors large companies over small ones. As the Asian crisis continues to unfold, we think caution is warranted.

Q: What's the Fund's strategy?

A: We have reduced export exposure to Asia via the sale of technology companies such as Sawtek, Inc., a component supplier for cellular phones exported to Korea. In addition, we reduced economically sensitive technology holdings via

                          6 - Scudder Development Fund
the sale of Altera Semiconductor, Triquint Semiconductor, Integrated Systems, Pairgain, Video Server, and Rational Software.

We also took steps to concentrate the portfolio in only those companies in which we have the highest confidence in future earnings increases. Overall, the number of holdings has dropped to 117 from 129 on June 30, and further reductions are in progress. Purchases were and continue to be concentrated in U.S. companies whose operations do not depend upon foreign buyers. In the current environment, we prefer non-cyclical and non-capital-spending related companies.

Medical devices companies fit this bill. Thus, certain positions were augmented on weakness during the period. A partial list includes Theragenics, the maker of palladium "seeds" for the treatment of prostate cancer; Thermo Cardiac, the developer and manufacturer of an insertable left ventricular assist pump; and Steris Corp., the leading expert in hospital sterilization.

Specialized domestic service companies also meet our criteria. Computer Horizons is benefiting from the need to reprogram computers for the year 2000 and beyond. Checkpoint Software solves security requirements of companies building intranets, extranets, and Internet commerce capabilities. IDX Services provides computer software for hospitals and doctor groups. Investments in these companies were increased during the period.

Q: How are you positioning the Fund going forward?

A: We remain committed to investing Scudder Development Fund's portfolio in what we believe to be the best available small growth companies for long-term appreciation. The current environment calls for caution. However, we believe that once the Asian solution becomes more clear, the recovery in small stocks that began in April should resume, fueled by low interest rates, improved earnings growth, and an important cut in the capital gains tax rate.

                          7 - Scudder Development Fund

                          Glossary of Investment Terms


 EARNINGS The net income of a company. Earnings are an important gauge of a company's health. Primary earnings per share refers to net income after preferred dividends, divided by common shares outstanding plus the shares that would be outstanding if common stock equivalents were actually converted. Retained earnings are the profits remaining in the company after payment of preferred and common stock dividends, and provide an important source of capital for business expansion.

 GROWTH STOCK                     Stock of a company that has displayed
                                  above-average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings and experience more price volatility than the market as a whole.

 LIQUIDITY                        A stock that is liquid has enough shares
                                  outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant move in its market price as a result.

 MARKET CAPITALIZATION            The market value of a company's outstanding
                                  shares of common stock, determined by the number of shares outstanding multiplied by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalization.
                                  "Large-cap" stocks tend to be more liquid.

 PORTFOLIO                        The combined holdings by an individual or
                                  institution of stocks, bonds, money-market instruments, commodities, and other securities.

 STOCK The ownership of a corporation, represented by shares that are a claim on the company's assets and earnings. "Common" stock gives investors voting rights in the company, entitling them to vote on the election of directors and other issues, either at shareholder meetings or by proxy. "Preferred" stock usually does not grant voting rights, but preferred shareholders have a prior claim on assets and earnings in the event of the company's liquidation. Also, dividends must be paid on preferred stock before being paid on common stock.

 VOLATILITY                       The tendency of a security, commodity, or
                                  market to rise and fall in price over time.
                                  Volatility is inherent in almost all
                                  investments but differs in degree from
                                  investment to investment and from market to market. For example, in the United States, money-market mutual funds strive to maintain a fixed price and thus experience very little volatility, if any. By comparison, stocks can be very volatile.


(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)

                          8 - Scudder Development Fund

            Investment Portfolio as of December 31, 1997 (Unaudited)

                                                                                               Principal             Market
                                                                                              Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.2%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 12/31/97 at 6.5%,
  to be repurchased at $9,966,598 on 1/2/98, collateralized by a $9,935,000 U.S.                                  ------------
  Treasury Note, 6.25%, 5/31/99 (Cost $9,963,000) .......................................      9,963,000             9,963,000
                                                                                                                  ------------
Convertible Bonds 0.2%
------------------------------------------------------------------------------------------------------------------------------
Health 0.1%
Pharmaceuticals
North American Vaccine, Inc., 6.5%, 5/1/03 ..............................................      1,000,000             1,043,750
                                                                                                                  ------------
Media 0.0%
Broadcasting & Entertainment
Intouch Group, Inc. Promissory Note, 8%, 2/1/96 (b)(c)(d) ...............................        217,500               104,000
                                                                                                                  ------------
Durables 0.1%
Aerospace
Simula, Inc., 8%, 5/1/04 ................................................................        923,000               982,995
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,321,985)                                                                            2,130,745
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks 0.7%
------------------------------------------------------------------------------------------------------------------------------
Health 0.4%
Biotechnology 0.2%
Norian Corp. "D" (Developer and manufacturer of a proprietary biomaterial for
  skeletal repair) (b)(c) ...............................................................        357,142             1,999,995
                                                                                                                  ------------
Medical Supply & Specialty 0.2%
InterVentional Technologies, Inc. "G" (Manufacturer of minimally invasive disposable microsurgical devices and systems for treatment of cardiovascular
  disease) (b)(c) .......................................................................        120,000             1,200,000
                                                                                                                  ------------
Miscellaneous 0.3%
HYSEQ Inc. "A" (Genetic biotechnology company) (b)(c) ...................................        336,000             2,587,200
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Cost $4,599,995)                                                                 5,787,195
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 97.9%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 8.5%
Apparel & Shoes 1.1%
St. John Knits Inc. (Manufacturer of woman's clothing) ..................................        248,200             9,928,000
                                                                                                                  ------------
Hotels & Casinos 0.7%
Anchor Gaming* (Operator of gaming machines and casinos) ................................         97,600             5,441,196
Shuffle Master, Inc.* (Manufacturer of automatic card shuffling systems for
   gaming operations) ...................................................................         28,000               196,000
                                                                                                                  ------------
                                                                                                                     5,637,196
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                          9 - Scudder Development Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Recreational Products 2.5%
Electronic Arts Inc.* (Developer and marketer of entertainment software) ................        191,400             7,237,313
Family Golf Centers, Inc.* (Operator of golf-related recreational facilities) ...........        463,700            14,548,588
                                                                                                                  ------------
                                                                                                                    21,785,901
                                                                                                                  ------------
Restaurants 0.5%
Dave & Buster's, Inc.* (Operator of restaurant/entertainment complexes) .................        204,000             4,590,000
                                                                                                                  ------------
Specialty Retail 3.7%
Viking Office Products Inc.* (Direct marketer of office supplies) .......................        662,800            14,457,325
West Marine, Inc.* (Retailer of recreational and commercial boating supplies and
  apparel) ..............................................................................        206,000             4,609,250
Wet Seal, Inc. "A"* (Specialty retailer of moderately priced casual apparel for
  young women) ..........................................................................        224,700             6,628,650
Wilmar Industries, Inc.* (National distributor of repair and maintenance
  products for the apartment housing market) ............................................        284,200             6,785,275
                                                                                                                  ------------
                                                                                                                    32,480,500
                                                                                                                  ------------
Consumer Staples 1.4%
Food & Beverage
Authentic Specialty Foods, Inc.* (Producer and distributor of Mexican foods) ............        190,400             2,594,200
Robert Mondavi Corp. "A"* (Premium wine producer) .......................................         14,400               702,000
Suiza Foods Corp.* (Food distributor) ...................................................        150,000             8,934,375
                                                                                                                  ------------
                                                                                                                    12,230,575
                                                                                                                  ------------
Health 16.2%
Biotechnology 3.3%
Alexion Pharmaceuticals, Inc.* (Developer of immunoregulatory compounds) (e) ............        484,600             6,057,500
ESC Medical Systems Ltd.* (Producer of devices for non-invasive treatment of
  benign vascular lesions) ..............................................................        252,900             9,799,875
Ligand Pharmaceuticals "B" (Developer of drugs to regulate hormone activated
  receptors) ............................................................................        151,400             1,949,275
Neoprobe Corp.* (Research and development of a system for diagnosis and
  treatment of cancer) ..................................................................        751,062             4,506,372
Norland Medical Systems, Inc.* (Marketer of systems used in diagnosis of bone
  disorders). ...........................................................................        277,100             2,078,250
Protein Design Labs, Inc. (Developer of human and humanized antibodies) .................         94,400             3,776,000
                                                                                                                  ------------
                                                                                                                    28,167,272
                                                                                                                  ------------
Health Industry Services 2.3%
IDX Systems Corp.* (Provider of health care information systems to physician
  groups and academic medical centers) ..................................................        480,500            17,778,500
Ventana Medical Systems, Inc.* (Manufacturer of automated medical test systems
  for cell and tissue analysis) .........................................................        145,700             2,221,925
                                                                                                                  ------------
                                                                                                                    20,000,425
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                          10 - Scudder Development Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Hospital Management 1.2%
Assisted Living Concepts, Inc.* (Operator of assisted living residences) ................        315,600             6,233,100
Atria Communities, Inc.* (Provider of assisted and independent living communities
  for the elderly) ......................................................................        222,000             3,801,750
                                                                                                                  ------------
                                                                                                                    10,034,850
                                                                                                                  ------------
Medical Supply & Specialty 5.4%
ArthroCare Corp.* (Manufacturer of orthopedic surgery equipment) ........................         10,000               131,250
Closure Medical Corp.* (Manufacturer of medical adhesive products) ......................        222,300             5,752,013
Endosonics Corp.* (Manufacturer of imaging catheters) ...................................        343,200             3,689,400
ICU Medical Inc.* (Designer, manufacturer and marketer of proprietary disposable
  medical products) (e) .................................................................        496,100             6,139,238
Novoste Corp.* (Developer of a beta radiation catheter delivery system) .................         41,900               942,750
PLC Systems Inc.* (Developer, manufacturer and marketer of medical laser systems) .......        365,600             3,039,050
Perclose, Inc. (Developer and producer of minimally invasive single-use systems
  to close arterial access sites surgically) ............................................        247,800             4,770,150
STERIS Corp.* (Manufacturer of sterile processing systems) ..............................        218,000            10,518,500
Theragenics Corp.* (Manufacturer of device for treatment of prostate cancer) ............        115,700             4,165,200
Thermo Cardiosystems, Inc.* (Manufacturer of implantable heart assisting devices) .......        274,200             7,334,850
                                                                                                                  ------------
                                                                                                                    46,482,401
                                                                                                                  ------------
Pharmaceuticals 4.0%
Agouron Pharmaceuticals, Inc.* (Developer of therapeutic and synthetic drugs for
  treatment of cancer and other diseases) ...............................................        164,300             4,826,313
Guilford Pharmaceuticals, Inc.* (Research and development of therapeutic and
  diagnostic drugs) .....................................................................        114,900             2,312,363
Immunex Corp.* (Biopharmaceutical company) ..............................................        106,700             5,761,800
North American Vaccine, Inc.* (Developer of immunological products) .....................        286,700             7,149,581
Noven Pharmaceuticals, Inc.* (Transdermal drug delivery systems) ........................        471,500             3,300,500
PathoGenesis Corp.* (Developer of drugs for treatment of serious infectious
  diseases) .............................................................................        300,000            11,137,500
                                                                                                                  ------------
                                                                                                                    34,488,057
                                                                                                                  ------------
Communications 0.4%
Telephone/Communications
General Communication, Inc. "A"* (Telecommunication services) ...........................        464,400             3,076,650
                                                                                                                  ------------
Financial 15.8%
Banks 15.0%
CCB Financial Corp. (Commercial bank providing retail, commercial, mortgage and
  construction loans) ...................................................................        141,100            15,168,250
First American Corp. (Regional commercial banking) ......................................        323,400            16,089,150

    The accompanying notes are an integral part of the financial statements.


                         11 - Scudder Development Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
First Security Corp. (Commercial banking in western states) .............................        430,800            18,039,750
First Virginia Banks, Inc.* (Commercial and mortgage banking and insurance) .............        307,200            15,878,400
Imperial Bancorp (Merchant card transaction processing, trust and custodial
  services, international trade and foreign exchange services) ..........................        254,100            12,530,306
Magna Group, Inc. (Commercial banking and financial services) ...........................        236,100            10,801,575
Silicon Valley Bancshares* (Commercial bank holding company) ............................        100,000             5,625,000
Sovereign Bancorp, Inc. (Commercial bank holding company) ...............................        154,900             3,214,175
Union Planters Corp. (Commercial banking in Tennessee) ..................................        250,000            16,984,375
Zions Bancorp (Commercial banking in Utah) ..............................................        337,800            15,327,675
                                                                                                                  ------------
                                                                                                                   129,658,656
                                                                                                                  ------------
Insurance 0.8%
Fremont General Corp. (Insurance and financial services) ................................        105,500             5,776,125
Meadowbrook Insurance Group. Inc. (Insurance holding company) ...........................         41,300             1,076,381
                                                                                                                  ------------
                                                                                                                     6,852,506
                                                                                                                  ------------
Media 0.8%
Advertising
Outdoor Systems, Inc.* (Outdoor advertising company) ....................................        173,475             6,657,103
                                                                                                                  ------------
Service Industries 19.8%
EDP Services 8.0%
Analysts International Corp. (Contract programming and software services) ...............        254,250             8,771,625
Computer Horizons Corp.* (Diversified information technology services and
  solutions) ............................................................................        383,350            17,250,750
Keane, Inc.* (Provider of computer software project management and design
  development services) .................................................................        600,800            24,407,500
Systems & Computer Technology Corp.* (Computer software for educational
  institutions) .........................................................................        370,300            18,376,138
                                                                                                                  ------------
                                                                                                                    68,806,013
                                                                                                                  ------------
Miscellaneous Commercial Services 11.8%
AccuStaff, Inc.* (National provider of temporary staffing personnel) ....................        912,852            20,995,596
Apollo Group, Inc.* (Provider of higher education programs for working adults) ..........        200,000             9,450,000
CMG Information Services, Inc. (Developer of information-based products and
  services for direct marketing) ........................................................        175,000             5,293,750
Cintas Corp. (Uniform rentals) ..........................................................        753,400            29,382,600
Copart, Inc.* (Auctioneer of damaged vehicles for insurance companies) ..................        342,800             6,127,550
G & K Services Inc. "A" (Uniform rentals) ...............................................        675,000            28,350,000
Veterinary Centers of America, Inc.* (Owner and manager of veterinary hospitals) ........        219,700             2,952,219
                                                                                                                  ------------
                                                                                                                   102,551,715
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                          12 - Scudder Development Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Durables 1.2%
Aerospace 0.5%
Simula, Inc.* (Development and production of transportation safety products) ............        303,800             4,651,938
                                                                                                                  ------------
Telecommunications Equipment 0.7%
CIENA Corp.* (Manufacturer of dense wavelength multiplexing systems for
  fiberoptic telecommunication networks) ................................................        100,000             6,112,500
                                                                                                                  ------------
Manufacturing 5.1%
Containers & Paper 2.1%
Aptargroup, Inc* (Manufacturer of packaging equipment components). ......................        124,700             6,920,850
Sealed Air Corp.* (Protective packaging material) .......................................        176,400            10,892,700
                                                                                                                  ------------
                                                                                                                    17,813,550
                                                                                                                  ------------
Electrical Products 1.9%
Advanced Lighting Technologies, Inc.* (Manufacturer of metal halide lighting
  products) .............................................................................        409,500             7,780,500
American Power Conversion Corp.* (Manufacturer of backup power supply products) .........        188,000             4,441,500
Anadigics, Inc.* (Supplier of radio and microwave frequency integrated circuits
  for use in television and telecommunication applications) .............................        133,000             4,006,625
                                                                                                                  ------------
                                                                                                                    16,228,625
                                                                                                                  ------------
Industrial Specialty 0.0%
Lydall, Inc.* (Engineered fiber materials) ..............................................         21,600               421,200
                                                                                                                  ------------
Office Equipment/Supplies 1.1%
Encad, Inc.* (Manufacturer of large format color inkjet printers) .......................        360,700             9,919,250
                                                                                                                  ------------
Technology 14.9%
Computer Software 8.0%
Advent Software, Inc.* (Provider of stand-alone and client/server software
  products) .............................................................................        242,000             6,927,250
CBT Group PLC (ADR)* (Developer and publisher of software focusing on
  client/server technologies) ...........................................................         94,100             7,727,963
JDA Software Group, Inc.* (Comprehensive software solutions for management of
  retailing information) ................................................................        150,100             5,253,500
Lycos, Inc.* (Developer of online guides to the Internet) ...............................         32,756             1,355,280
Parametric Technology Corp.* (Mechanical design software producer) ......................        153,900             7,291,013
Project Software & Development, Inc.* (Developer of software used for management
  of equipment maintenance) .............................................................        203,100             4,772,850
SeaChange International, Inc.* (Manufacturer of software-based products for management and distribution of digital video for television and
  telecommunication companies) ..........................................................        398,800             2,841,450
Security Dynamics Technologies, Inc.* (Designer, developer and supporter of a family of security products used to manage access to computer-based
  information resources) ................................................................        367,000            13,120,250

    The accompanying notes are an integral part of the financial statements.


                          13 - Scudder Development Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Sterling Commerce, Inc.* (Producer of electronic data interchange products and
  services) .............................................................................        210,000             8,071,875
Synopsys Inc.* (Developer of high level electronic design software) .....................        253,800             9,073,350
Technology Modeling Associates, Inc.* (Physical simulation software for
  integrated circuit design and manufacturing) ..........................................         66,500               706,563
Vantive Corp.* (Provider of customer interaction applications software) .................         61,100             1,542,775
                                                                                                                  ------------
                                                                                                                    68,684,119
                                                                                                                  ------------
Diverse Electronic Products 0.2%
KLA Tencor Corp.* (Developer, manufacturer and marketer of automated image
  processing systems) ...................................................................         46,400             1,792,200
                                                                                                                  ------------
EDP Peripherals 1.6%
Network Appliance, Inc.* (Designer and manufacturer of network data storage
  devices) ..............................................................................        375,000            13,312,500
                                                                                                                  ------------
Electronic Components/Distributors 1.3%
Adaptec Inc.* (Manufacturer of computer data flow systems) ..............................         75,000             2,784,370
Kent Electronics Corp.* (Distributor of electronic connectors, wire and cable,
  components and assemblies) ............................................................        148,900             3,741,113
Uniphase Corp.* (Manufacturer of laser subsystems, semiconductor wafer defect
  examination and analysis equipment) ...................................................        122,100             5,051,888
                                                                                                                  ------------
                                                                                                                    11,577,371
                                                                                                                  ------------
Office/Plant Automation 0.5%
Cognex Corp.* (Manufacturer of machine vision systems) ..................................        140,000             3,815,000
                                                                                                                  ------------
Semiconductors 3.3%
ASM Lithography Holding NV (Manufacturer of photolithography projection systems) ........        115,100             7,769,250
Cymer, Inc. (Provider of laser illumination sources for ultra-violet
  photolithography systems) .............................................................        234,800             3,522,000
DuPont Photomasks, Inc.* (Manufacturer of photomasks used in semiconductor
  production) ...........................................................................         74,700             2,605,163
GaSonics International Corp.* (Manufacturer of photoresist removal equipment) ...........        247,600             2,445,050
SpeedFam International, Inc.* (Manufacturer of chemical mechanical polishing
  systems used for fabrication of semiconductor devices) ................................        118,200             3,132,300
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ..............        230,250             8,691,938
                                                                                                                  ------------
                                                                                                                    28,165,701
                                                                                                                  ------------
Energy 7.6%
Oil & Gas Production 3.3%
Barrett Resources Corp.* (Oil and gas exploration and production) .......................        388,200            11,743,050
KCS Energy, Inc. (Crude oil and natural gas exploration, development and
  production) ...........................................................................        174,000             3,610,500
St. Mary Land & Exploration Co. (Oil and gas exploration, development and
  production) ...........................................................................        213,700             7,479,500
Triton Energy Ltd.* (Independent oil and gas exploration and production company) ........        202,250             5,903,172
                                                                                                                  ------------
                                                                                                                    28,736,222
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                          14 - Scudder Development Fund

                                                                                                                     Market
                                                                                                Shares              Value ($)
------------------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment 4.3%
Global Industries Ltd.* (Pipeline construction, derrick and diving services for
  offshore oil and gas industry) ........................................................        600,000            10,200,000
Newpark Resources, Inc.* (Environmental management and oilfield construction
  services) .............................................................................        615,400            10,769,500
Superior Energy Services, Inc.* (Oilfield products and services provider) ...............        106,100             1,074,263
Transocean Offshore Inc.* (Contract drilling services of offshore oil and gas
  wells) ................................................................................        310,000            14,938,125
                                                                                                                  ------------
                                                                                                                    36,981,888
                                                                                                                  ------------
Metals & Minerals 0.6%
Steel & Metals
RMI Titanium Co.* (Manufacturer of titanium products) ...................................        263,700             5,274,000
                                                                                                                  ------------
Construction 1.2%
Building Materials
Simpson Manufacturing Co., Inc.* (Manufacturer of wood-to-wood, wood-to-concrete
  and wood-to-masonry connectors) .......................................................        318,600            10,613,363
                                                                                                                  ------------
Transportation 1.4%
Air Freight 0.5%
Expeditors International of Washington, Inc.* (Air and ocean freight forwarding,
  customs clearance, cargo insurance and logistical services) ...........................        118,700             4,569,950
                                                                                                                  ------------
Marine Transportation 0.9%
Trico Marine Services, Inc.* (Provider of marine support services for offshore
  oil and gas exploration and production operations) ....................................        266,300             7,822,563
                                                                                                                  ------------
Other 3.0%
Miscellaneous Securities ................................................................                           26,387,963
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $528,772,981)                                                                            846,307,723
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $545,657,961) (a)                                                       864,188,663
------------------------------------------------------------------------------------------------------------------------------

 *  Non-income producing security.

(a) The cost for federal income tax purposes was $546,059,041. At December 31, 1997, net unrealized appreciation for all securities based on tax cost was $318,129,622. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $345,951,122 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $27,821,500.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $5,891,195 (.69% of net assets). Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1997 aggregated $4,817,495. These securities may also have certain restrictions as to resale.

    The accompanying notes are an integral part of the financial statements.


                          15 - Scudder Development Fund

--------------------------------------------------------------------------------

(c) Restricted Securities -- securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. Information concerning such restricted securities at December 31, 1997 is as follows were:

    Security                            Acquisition Date              Cost ($)
    --------                            ----------------              --------
    InTouch Group Inc.                       2/14/95                  217,500
    Norian Corp. "D"                         4/12/95                2,000,000
    HYSEQ Inc. "A"                           5/15/96                1,400,000
    InterVentional Technologies,
      Inc. "G"                                3/6/95                1,200,000

(d) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

(e) Affiliated Issuer (See Notes to FInancial Statements)

    The accompanying notes are an integral part of the financial statements.


                          16 - Scudder Development Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                       as of December 31, 1997 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market:
                    Unaffiliated issuers (identified cost $535,156,664) ..............      $ 849,404,725
                    Affiliated issuers (identified cost $10,501,297) .................         14,783,938
                                                                                           ----------------
                 Total investments, at market (identified cost $545,657,961) .........        864,188,663
                 Cash ................................................................                820
                 Receivable for investments sold .....................................            527,323
                 Receivable for Fund shares sold .....................................          2,521,186
                 Dividends and interest receivable ...................................            276,606
                 Foreign taxes recoverable ...........................................              2,164
                 Other assets ........................................................              4,660
                                                                                           ----------------
                 Total assets ........................................................        867,521,422
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................          1,468,162
                 Payable for Fund shares redeemed ....................................          5,380,699
                 Accrued management fee ..............................................            723,855
                 Other payables and accrued expenses .................................            487,145
                                                                                           ----------------
                 Total liabilities ...................................................          8,059,861
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 859,461,561
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated net investment loss .....................................         (4,106,766)
                 Net unrealized appreciation (depreciation) on:
                    Investments ......................................................        318,530,702
                    Foreign currency related transactions ............................             (2,928)
                 Accumulated net realized gain .......................................         14,374,703
                 Paid-in capital .....................................................        530,665,850
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 859,461,561
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                 ($859,461,561 / 22,293,636 outstanding shares of beneficial
                 interest, $.01 par value, unlimited number of                             ----------------
                 shares authorized) ..................................................             $38.55
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                          17 - Scudder Development Fund

                                        Statement of Operations
                             six months ended December 31, 1997 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends ...........................................................      $   1,933,896
                 Interest ............................................................            305,375
                                                                                           -----------------
                                                                                                2,239,271
                                                                                           -----------------
                 Expenses:
                 Management fee ......................................................          4,432,925
                 Services to shareholders ............................................          1,538,056
                 Custodian and accounting fees .......................................            121,256
                 Trustees' fees and expenses .........................................             19,688
                 Reports to shareholders .............................................            108,744
                 Registration fees ...................................................             29,808
                 Auditing ............................................................             23,184
                 Legal ...............................................................             11,224
                 Other ...............................................................             61,152
                                                                                           -----------------
                                                                                                6,346,037
                --------------------------------------------------------------------------------------------
                 Net investment loss                                                           (4,106,766)
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments -- Unaffiliated issuers .................................         31,174,714
                 Investments -- Affiliated issuers ...................................           (181,115)
                                                                                           -----------------
                                                                                               30,993,599
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................         51,375,269
                 Foreign currency related transactions ...............................             (2,729)
                                                                                           -----------------
                                                                                               51,372,540
                --------------------------------------------------------------------------------------------
                 Net gain on investment transactions                                           82,366,139
                --------------------------------------------------------------------------------------------

                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  78,259,373
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                          18 - Scudder Development Fund

                       Statements of Changes in Net Assets

                                                                                        Six Months
                                                                                           Ended
                                                                                       December 31,       Year Ended
                                                                                           1997            June 30,
Increase (Decrease) in Net Assets                                                       (Unaudited)          1997
-----------------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment loss ............................................      $  (4,106,766)    $  (9,394,013)
                Net realized gain from investment transactions .................         30,993,599        65,674,991
                Net unrealized appreciation (depreciation) on investment
                   transactions during the period ..............................         51,372,540      (110,480,305)
                                                                                     ----------------  ----------------
                Net increase (decrease) in net assets resulting from
                   operations ..................................................         78,259,373       (54,199,327)
                                                                                     ----------------  ----------------
                Distributions to shareholders from net realized gains ..........        (78,146,533)     (103,800,648)
                                                                                     ----------------  ----------------
                Fund share transactions:
                Proceeds from shares sold ......................................        289,842,682       437,599,929
                Net asset value of shares issued to shareholders in
                   reinvestment of distributions ...............................         74,979,135        98,959,399

                Cost of shares redeemed ........................................       (367,037,235)     (557,283,948)
                                                                                     ----------------  ----------------
                Net increase (decrease) in net assets from Fund share
                   transactions ................................................         (2,215,418)      (20,724,620)
                                                                                     ----------------  ----------------
                Increase (decrease) in net assets ..............................         (2,102,578)     (178,724,595)
                Net assets at beginning of period ..............................        861,564,139     1,040,288,734
                Net assets at end of period (including accumulated net               ----------------  ----------------
                   investment loss of $4,106,766 at December 31, 1997) .........      $ 859,461,561     $ 861,564,139
                                                                                     ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ......................         22,081,273        22,833,256
                                                                                     ----------------  ----------------
                Shares sold ....................................................          6,873,162        11,250,824
                Shares issued to shareholders in reinvestment of
                   distributions ...............................................          2,003,718         2,413,215
                Shares redeemed ................................................         (8,664,517)      (14,416,022)
                                                                                     ----------------  ----------------
                Net increase (decrease) in Fund shares .........................            212,363          (751,983)
                                                                                     ----------------  ----------------
                Shares outstanding at end of period ............................         22,293,636        22,081,273
                                                                                     ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                          19 - Scudder Development Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                         Six Months
                            Ended
                         December 31,                                 Years Ended June 30,
                            1997(b)
                         (Unaudited)    1997(b)     1996(b)     1995(b)     1994(b)     1993(b)     1992(b)     1991(b)     1990(b)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,           -------------------------------------------------------------------------------------------------------
   beginning of period ...  $39.02      $45.56      $37.35      $27.58      $34.58      $29.92      $27.33      $26.25      $22.54
Income from investment     -------------------------------------------------------------------------------------------------------
   operations:
Net investment loss ......    (.19)       (.40)       (.38)       (.31)       (.30)       (.27)       (.23)       (.10)       (.08)
Net realized and
   unrealized gain
   (loss) on investment
   transactions ..........    3.60       (1.66)      12.79       12.20       (3.63)       6.63        3.78        2.41        6.07
Total from investment      -------------------------------------------------------------------------------------------------------
   operations ............    3.41       (2.06)      12.41       11.89       (3.93)       6.36        3.55        2.31        5.99
Less distributions from    -------------------------------------------------------------------------------------------------------
   net realized gains
   on investment
   transactions ..........   (3.88)      (4.48)      (4.20)      (2.12)      (3.07)      (1.70)       (.96)      (1.23)      (2.28)
                           -------------------------------------------------------------------------------------------------------
Total distributions ......   (3.88)      (4.48)      (4.20)      (2.12)      (3.07)      (1.70)       (.96)      (1.23)      (2.28)
                           -------------------------------------------------------------------------------------------------------
Net asset value,           -------------------------------------------------------------------------------------------------------
   end of period .........  $38.55      $39.02      $45.56      $37.35      $27.58      $34.58      $29.92      $27.33      $26.25
----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .........    9.04**     (4.93)      35.26       45.41      (12.91)      22.28       12.83       10.32       28.50
Ratios and Supplemental
   Data
Net assets, end of
   period ($ millions) ...     859         862       1,040         727         546         821         700         476         361
Ratio of operating
   expenses to average
   daily net assets (%)...    1.40*       1.36        1.24        1.32        1.27        1.30        1.30        1.29        1.34
Ratio of net investment
   loss to average daily
   net assets (%) ........    (.91)*     (1.02)       (.91)      (1.01)       (.91)       (.83)       (.70)       (.40)       (.35)
Portfolio turnover
   rate (%) ..............    55.4*       52.2        58.8        41.6        48.3        49.2        53.5        70.8        40.1
Average commission rate
   paid (a) ..............  $.0514      $.0355      $.0554      $   --      $   --      $   --      $   --      $   --      $   --


                               1989(b)  1988
----------------------------------------------
Net asset value,              ----------------
   beginning of period ...     $22.00   $25.39
Income from investment        ----------------
   operations:
Net investment loss ......       (.10)    (.08)
Net realized and
   unrealized gain
   (loss) on investment
   transactions ..........       1.06    (1.41)
Total from investment         ----------------
   operations ............        .96    (1.49)
Less distributions from       ----------------
   net realized gains
   on investment
   transactions ..........       (.42)   (1.90)
                              ----------------
Total distributions ......       (.42)   (1.90)
                              ----------------
Net asset value,              ----------------
   end of period .........     $22.54   $22.00
----------------------------------------------
Total Return (%) .........       4.66    (5.35)
Ratios and Supplemental
   Data
Net assets, end of
   period ($ millions) ...        275      356
Ratio of operating
   expenses to average
   daily net assets (%)...       1.32     1.30
Ratio of net investment
   loss to average daily
   net assets (%) ........       (.47)    (.44)
Portfolio turnover
   rate (%) ..............       32.0     39.2
Average commission rate
   paid (a) ..............     $   --   $   --

(a) Average commission rate paid per share of common and preferred stocks is calculated for fiscal periods ending on or after June 30, 1996.
(b) Per share amounts have been calculated using the weighted average shares method.
*   Annualized
**  Not Annualized


                          20 - Scudder Development Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Development Fund (the "Fund") is a diversified series of Scudder Securities Trust, a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Restricted Securities. The Fund may not purchase restricted securities (for these purposes, restricted security means a security which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration, or which is subject to other legal or contractual delays in or restrictions on resale), if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in restricted securities. The aggregate fair value of restricted securities at December 31, 1997, amounted to $5,891,195 which represents .69% of net assets.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

    (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

    (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.


                         21 - Scudder Development Fund

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to tax equalization and investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the six months ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $245,885,136 and $334,012,941, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.


                         22 - Scudder Development Fund

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay to the Adviser a fee equal to an annual rate of 1% of the Fund's first $500 million of average daily net assets, .95% of the next $500 million of such net assets, and .90% on such net assets in excess of $1 billion, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the six months ended December 31, 1997, the fee pursuant to these agreements amounted to $4,432,925, which was equivalent to an annual effective rate of .98% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended December 31, 1997, the amount charged by SSC aggregated $730,593, of which $115,560 is unpaid at December 31, 1997.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the six months ended December 31, 1997, the Special Servicing Agreement expense charged to the Fund amounted to $63,848.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by STC aggregated $566,557, of which $97,587 is unpaid at December 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended December 31, 1997, the amount charged to the Fund by SFAC aggregated $64,124 of which $10,819 is unpaid at December 31, 1997.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the six months ended December 31, 1997, Trustees' fees and expenses aggregated $19,688.

               D. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions with companies which are or were affiliates for the six months ended December 31, 1997 are as follows:

                                  Purchases           Sales           Dividend          Market
            Affiliate              Cost ($)         Cost ($)         Income ($)        Value ($)
-----------------------------------------------------------------------------------------------------
Alexion Pharmaceuticals, Inc.        959,117               --                --        6,057,500
ICU Medical, Inc.                         --          767,888                --        6,139,238
                               -------------    -------------     -------------    -------------
                                     959,117          767,888                --       12,196,738
                               =============    =============     =============    =============


                         23 - Scudder Development Fund

                               E. Lines of Credit

The Fund and several affiliated Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.


                         24 - Scudder Development Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Development Fund (the "Fund") was held on October 27, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Trustees.

                                                Number of Votes:
                                                ----------------

                 Trustee                 For                      Withheld
                 -------                 ---                      --------

    Paul Bancroft III                 10,805,186                  399,599

    Sheryle J. Bolton                 10,807,981                  396,804

    William T. Burgin                 10,810,240                  394,545

    Thomas J. Devine                  10,804,484                  400,301

    Keith R. Fox                      10,810,952                  393,833

    William H. Luers                  10,803,961                  400,824

    Wilson Nolen                      10,804,678                  400,107

    Daniel Pierce                     10,810,516                  394,269

    Kathryn L. Quirk                  10,791,800                  412,985


2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For             Against         Abstain         Broker Non-Votes*
         ---             -------         -------         -----------------

      10,587,382         367,680         249,723              650,439

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------

         For             Against         Abstain         Broker Non-Votes*
         ---             -------         -------         -----------------

      11,099,268         793,451         451,902              468,781


                         25 - Scudder Development Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For             Against         Abstain         Broker Non-Votes*
         ---             -------         -------         -----------------

      11,193,851         708,915         441,855              468,781

5. To approve the revision of certain fundamental investment policies.


                                                                             Number of Votes:
                                                                             ----------------

                                                                                                             Broker
                  Fundamental Policies                    For            Against           Abstain         Non-Votes*
                  --------------------                    ---            -------           -------         ----------

             5.1  Diversification                      9,561,608         571,330           421,408          650,439

             5.2  Borrowing                            9,519,183         615,109           420,054          650,439

             5.3  Senior securities                    9,561,165         573,661           419,520          650,439

             5.4  Concentration                        9,557,278         579,012           418,056          650,439

             5.5  Underwriting of securities           9,567,950         568,579           417,817          650,439

             5.6  Investment in real estate            9,562,068         521,790           470,488          650,439

             5.7  Purchase of physical                 9,555,853         524,815           473,678          650,439
                  commodities

             5.8  Lending                              9,554,848         523,040           476,458          650,439

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

          For                      Against                    Abstain
          ---                      -------                    -------

       10,751,818                  171,329                    281,638

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                         26 - Scudder Development Fund

                                    This Page
                                  intentionally
                                   left blank.


                         27 - Scudder Development Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital
Management Corporation

William H. Luers
Trustee; President, Metropolitan
Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Trustee;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Edmund R. Swanberg
Honorary Trustee

Peter Chin*
Vice President

Richard W. Desmond*
Assistant Secretary

James M. Eysenbach*
Vice President

Philip S. Fortuna*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Roy C. McKay*
Vice President

Edward J. O'Connell*
Vice President and Assistant
Treasurer

Thaddeus Paluszek*
Vice President

Caroline Pearson*
Vice President

Peter Taylor*
Vice President



                        *Scudder Kemper Investments, Inc.


                         28 - Scudder Development Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                          29 - Scudder Development Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                          30 - Scudder Development Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                          31 - Scudder Development Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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